SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2015

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SCHOLASTIC CORPORATION
(Exact Name of Registrant as Specified in Charter)
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000-19860
(Commission File Number)

DELAWARE	13-3385513
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

557 BROADWAY, NEW YORK, NEW YORK	10012
(Address of Principal Executive Offices)	(Zip Code)

(212) 343-6100
(Registrant's telephone number, including area code)

N/A
(Former Name or Former address, if Changed Since Last Report)

__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On May 29, 2015, Scholastic Inc., a wholly owned subsidiary of Scholastic Corporation (the "Company" and together with Scholastic Inc., the "Sellers") closed the previously announced sale of substantially all of the assets comprising the Sellers' Educational Technology and Services (“EdTech”) business segment pursuant to the asset purchase agreement, dated as of April 23, 2015 (the “Asset Purchase Agreement”) with Houghton Mifflin Harcourt Publishing Company (the "Purchaser"). The consideration received by the Sellers (all in cash) was $577.7 million ($575.0 million purchase price, adjusted for estimated net working capital) of which $34.5 million was deposited in escrow for 18 months as security for potential indemnification and other obligations of the Sellers. The majority of such escrow is subject to release periodically over the next 14 months upon fulfillment of certain service levels under the transition services agreement between the Sellers and the Purchaser. The purchase price is subject to further adjustment based upon a final closing statement.

The sale included substantially all of the assets of the EdTech business segment including, but not limited to, current assets, accounts receivable, tangible personal property, certain leases, inventory, business products (including related intellectual property), rights under transferred contracts, rights of action and all associated goodwill and other intangible assets associated with the transferred assets.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement, a copy of which was filed as Exhibit 2.1 to the Company's Current Report on Form 8-K filed on April 24, 2015 and incorporated herein by reference.

In connection with the Closing, the Company is filing herewith certain pro forma financial information related to the sale of the EdTech business segment, which is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(b) Pro Forma Financial Information.

The Unaudited Pro Forma Financial Statements of the Company reflecting the Closing of the sale of the EdTech business segment are filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference:

i.	Unaudited Pro Forma Consolidated Balance Sheet as of February 28, 2015.

ii.	Unaudited Pro Forma Consolidated Statement of Operations for the ninth months ended February 28, 2015.

iii.	Unaudited Pro Forma Consolidated Statement of Operations for the year ended May 31, 2014.

iv.	Unaudited Pro Forma Consolidated Statement of Operations for the year ended May 31, 2013.

v.	Unaudited Pro Forma Consolidated Statement of Operations for the year ended May 31, 2012.

(d) Exhibits.

Exhibit No.	Description

99.1
Unaudited pro forma consolidated balance sheet as of February 28, 2015 and unaudited pro forma consolidated statements of operations for the nine months ended February 28, 2015 and for the years ended May 31, 2014, May 31, 2013 and May 31, 2012.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4 , 2015	SCHOLASTIC CORPORATION
(Registrant)

/s/ Andrew S. Hedden Name: Andrew S. Hedden Title: Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1
Unaudited pro forma consolidated balance sheet as of February 28, 2015 and unaudited pro forma consolidated statements of operations for the nine months ended February 28, 2015 and for the years ended May 31, 2014, May 31, 2013 and May 31, 2012.